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Lindner Market Neutral Fund

Spring, 2000

Wouldn't it be wonderful if you were assured of making money on your stock holdings, regardless of what the bulls and bears are doing at any particular time? While the "magic formula" to accomplish this is yet to be found, the strategy used in managing Lindner's Market Neutral Fund (LMNF) is designed to manage risk and offer protection from the market's ups and downs.

Lindner Market Neutral Fund adopted its current strategy effective August 3, 1999. The success of the new strategy is demonstrated by the Fund's 14.02% total return from that date to March 31, 2000 and the 14.22% total return for the 1 year ending March 31, 2000. The average annual returns for the 5 years and since inception (2/11/94) are 1.97% and 1.63%, respectively. Previous to August 3, 1999, the fund was called the Lindner Bulwark Fund. The Bulwark Fund sought growth of capital through investments in undervalued securities and precious metal investments with a strategy to protect and preserve capital during periods of economic distress.

It's all about risk management
Lindner's market neutral strategy relies on extensive research and active portfolio management. Long positions are held in those securities the advisor has identified as undervalued, and short positions are held in equity securities the advisor believes are overvalued.

In a short position, investors borrow a stock they believe will go down in price and sell it to someone else. When the price declines, they can buy back the stock at the lower price and keep the difference as profit. Conversely, "going long," means buying stock to hold it with the anticipation of a share price increase. "It's a simple idea, but it is difficult to implement. You've got to be able to separate the good apples from the not-so-good apples," says Mark T. Finn, Lindner Asset Management Vice Chairman and Chief Operating Officer.

Lindner's philosophy attempts to keep the Fund neutral both in terms of dollars and the industries in which stocks are held. For example, if $100,000 in technology stocks believed to be overvalued is held in short positions, then an equal dollar amount of tech stocks believed to be undervalued will be held long. When applied to the entire portfolio, this means that the fund has an equal amount of dollars in short positions and in long positions. The fund is similarly balanced in terms of industry exposure (dollar/industry neutrality). "In the early days of market neutral investing, people tried to predict which stocks would decline in price," Finn says. "But, this is very difficult because the broad market goes up on average."

According to Finn, three major factors affect the price of a stock: the market itself, industry factors, and company-specific events. "Our market neutral model assigns about 85% of the risk to the first two factors and tries to reduce as much of these as possible through the dollar and industry neutrality," he explains. "The stock-picking skill of the manager attempts to cope with the third risk factor and provide a positive return for the investor."

Is it right for you?
An investor seeking to diversify his portfolio and reduce risk might consider LMNF. "This Fund serves a purpose similar to that of fixed-income investments," Finn says. "It isn't a substitute for bonds, but it's in the same spirit. Your advisor can help you determine if it fits into your overall program."

He also notes that because of the high transaction volume within the fund, particularly on the short side, there are short-term capital gains issues that should be reviewed carefully by prospective investors and/or their tax advisors.

What's in Lindner's Market Neutral Fund?
Lindner's Market Neutral Fund seeks long-term capital appreciation in both bull and bear markets, with minimal exposure to general equity market risks, by always having both long and short positions in equity securities issued by U.S. companies. These securities include common stocks, securities convertible into common stocks, and (to a very limited degree) non-convertible preferred stocks and debt securities, some of which may be Rule 144A Securities.

The Fund's performance objective is to achieve a total return in excess of the total return on the 3-month U.S. Treasury bill. Its performance is not expected to correlate with the direction of any major U.S. stock market or any general market index.

As of February 29, 2000, net assets of the LMNF were $16.5 million.

What's ahead for the Market Neutral Fund?
"This fund is here for people who want to put their money to work with less exposure to volatility and who also want to diversify their holdings," Lindner Vice Chairman and Chief Operating Officer Mark T. Finn says.

"We're not forecasting a market debacle. But, it's clear we've been on a roll for the past five or so years. Rates of Return may slow down and volatility will likely remain high. So, this type of investment will remain attractive. Our goal is to provide you a return which is competitive with a fixed-income security while providing down-side protection. If the market gets in trouble, we're likely to see this fund become very attractive."

Notes:
For more information on market-neutral investing, please see the (link)posted article authored by Vice Chairman Mark T. Finn. This article was published in the Journal of Financial Planning and has been peer reviewed.

Also, please note that the Lindner Market Neutral Fund was formerly named "Lindner Bulwark Fund," and by approval of the shareowners became a true market neutral fund in August 1999. Performance since then is more indicative of a market neutral fund than in prior periods, when the fund had different investment parameters.

Of course, prior performance is no guarantee of future performance. If you have an interest in market neutral investing, we recommend that you seek the advice of a financial planner to help you determine if this is an appropriate investment for your portfolio.

This profile was first published in the
Lindner Shareowner (link)Newsletter, Spring 2000.

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